AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED SEPTEMBER 19, 2007
TO CONTRACT PROSPECTUSES

          Effective September 19, 2007, American International Life Assurance Company of New York ("AILife") is amending its Contract prospectuses for the sole purpose of amending the "Legal Proceedings" section of the prospectuses. In September 2007, the Securities and Exchange Commission granted AILife's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in AILife's prospectuses is no longer applicable.

          The "Legal Proceedings" section of each prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AILife is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AILife believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AILife's results of operations and financial position.